UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 7, 2005


                               SE FINANCIAL CORP.
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             (Exact name of Registrant as specified in its Charter)


         Pennsylvania                  0-50684                   57-1199010
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(State or other jurisdiction         (Commission               (IRS Employer
of incorporation)                    File Number)            Identification No.)


1901-03 East Passyunk Avenue, Philadelphia, Pennsylvania               19148
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(Address of principal executive offices)                             (Zip Code)

       Registrant's telephone number, including area code: (215) 468-1700
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                                 Not Applicable
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          (Former name or former address, if changed since last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_]  Written communications pursuant to Rule 425 under the Securities Act
     [_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

     Item 8.01 Other Events.

     On June 7, 2005, SE Financial Corp. (OTCBB: SEFL) announced that its 2005 Annual Meeting of Stockholders was held yesterday. At the meeting, Samuel Barsky, Andrew A. Hines and William F. Saldutti, III were elected as directors and stockholders ratified the appointment of S.R. Snodgrass, A.C. as the Company's independent auditor for the fiscal year ending October 31, 2005. The Company withdrew the proposed 2005 Stock Option Plan and the 2005 Restricted Stock Plan without acting on such matters at the meeting.

     A copy of the press release announcing the results of the meeting is included with this Form 8-K as an exhibit.

     Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

     Exhibit 99-- Press Release dated June 7, 2005

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 SE FINANCIAL CORP.


Date: June 7, 2005                          By:  /s/ Pamela M. Cyr
                                                 -------------------------------
                                                 Pamela M. Cyr
                                                 President